UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  June 4, 2009

(Date of earliest event reported)

BUNGE LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-16625	98-0231912
(Jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Main Street
White Plains, New York		10606
(Address of principal executive offices)		(Zip Code)

(914) 684 2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                Other Events

On January 1, 2009, Bunge Limited (“Bunge”) adopted the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (SFAS) No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51 (SFAS No. 160).  SFAS No. 160 amends Accounting Research Bulletin (ARB) No. 51 to establish accounting and reporting standards for the noncontrolling interests (previously referred to as minority interests) in a subsidiary and for the deconsolidation of a subsidiary.  On May 11, 2009, Bunge filed its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009 with the Securities and Exchange Commission reflecting the application of SFAS No. 160.

Pursuant to SFAS No. 160, Bunge is required to reflect the application of the presentation and disclosure provisions of SFAS No. 160 to prior periods.  As such, Bunge has, in this Current Report on Form 8-K (the “Form 8-K”), recast, on a retrospective basis pursuant to SFAS No. 160, its historical audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Annual Report”) and other related disclosures in the 2008 Annual Report.

The adoption of SFAS No. 160 affected the presentation of the historical audited consolidated financial statements primarily by (a) including noncontrolling interest as a separate component of stockholders’ equity on the consolidated balance sheets and (b) reflecting net income attributable to noncontrolling interest below net income on the consolidated statements of income.  In addition, the adoption of SFAS No. 160 requires the reconciliation of the carrying amount of Bunge’s total equity from the beginning of the relevant period to the end of such period, which is reflected in Bunge’s consolidated statements of shareholders’ equity.  The adoption of SFAS No. 160 also resulted in an allocation of the components of total comprehensive income between Bunge and the noncontrolling interests for each of the periods, which is reflected in Bunge’s consolidated statements of shareholders’ equity and described further in “Note 21 – Shareholders’ Equity” in Bunge’s audited consolidated financial statements.

Exhibit 23.1 of this Form 8-K contains Deloitte & Touche LLP’s Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1 of this Form 8-K includes a revised “Item 6. – Selected Financial Data” to Bunge’s 2008 Annual Report, which shall replace the corresponding section therein.

Exhibit 99.2 of this Form 8-K contains a cautionary statement regarding forward-looking statements and a revised “Item 7. –Management’s Discussion and Analysis of Financial Condition and Results of Operations” to Bunge’s 2008 Annual Report, which shall replace the corresponding section therein.

Exhibit 99.3 of this Form 8-K includes “Item 9A. - Controls and Procedures” which has been reproduced from Bunge’s 2008 Annual Report without modification or further evaluation of Bunge’s disclosure controls and procedures or its internal control over financial reporting for the period covered by the 2008 Annual Report.

Exhibit 99.4 of this Form 8-K contains Deloitte & Touche LLP’s Reports of Independent Registered Public Accounting Firm relating to the audited consolidated financial statements included in this Exhibit 99.4 and Bunge’s internal controls over financial reporting and the audited consolidated financial statements and the notes to the audited consolidated financial statements of Bunge as of December 31, 2008.  The audited consolidated financial statements included in this Exhibit 99.4 shall now serve as the historical audited consolidated financial statements of Bunge for the year ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BUNGE LIMITED

(Registrant)

By:	/s/ JACQUALYN A. FOUSE
Jacqualyn A. Fouse
Chief Financial Officer

Date:  June 4, 2009

EXHIBIT INDEX

Number	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Revised “Item 6. – Selected Financial Data” to Bunge’s 2008 Annual Report

99.2	“Cautionary Statement Regarding Forward-Looking Statements” and a revised “Item 7. –Management’s Discussion and Analysis of Financial Condition and Results of Operations” to Bunge’s 2008 Annual Report

99.3

“Item 9A. - Controls and Procedures” reproduced from Bunge’s 2008 Annual Report without modification or further evaluation of Bunge’s disclosure controls and procedures or its internal control over financial reporting, except as may otherwise be required.

99.4

Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm dated June 4, 2009 and Consolidated Financial Statements and the Notes to the Consolidated Financial Statements of Bunge as of December 31, 2008.